UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 9, 2022
Date of Report (date of earliest event reported)

_________________

OpGen, Inc.

(Exact name of Registrant as specified in its charter)

_________________

Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification Number)

9717 Key West Ave, Suite 100
Rockville, MD 20850
(Address of principal executive offices)(Zip code)

(240) 813-1260
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OPGN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   —   Submission of Matters to a Vote of Security Holders.

On June 9, 2022, OpGen, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the total number of shares represented in person or by proxy was 22,808,825 of the 46,557,750 shares of common stock outstanding and entitled to vote at the Annual Meeting as of the record date, April 14, 2022. The following matters were voted upon at the Annual Meeting:

1.                   Proposal 1 - Election of Directors. The election of the following named persons to serve as directors of the Company until the 2023 Annual Meeting of Stockholders or until their successors are elected and qualified. The votes cast were as follows:

Nominee	For	Vote Withheld	Broker Non-Vote
William E. Rhodes, III	4,475,103	7,623,330	10,710,392
Mario Crovetto	4,614,240	7,484,193	10,710,392
R. Donald Elsey	4,653,832	7,444,601	10,710,392
Prabhavathi Fernandes, Ph.D.	5,147,801	6,950,632	10,710,392
Oliver Schacht, Ph.D.	4,413,023	7,685,410	10,710,392

2.                   Proposal 2 – Reverse Stock Split. The approval of the adoption of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split at a ratio not less than five-to-one and not more than twenty-to-one, such ratio and the implementation and timing of such reverse stock split to be determined by the Company’s board of directors. The votes cast were as follows:

10,899,734 votes	FOR the proposal
11,778,575 votes	AGAINST the proposal
130,515 votes	ABSTAIN
1 vote	Broker Non-Votes

3.                   Proposal 3 - Ratification of Appointment of Independent Accounting Firm. The ratification of the appointment of CohnReznick, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022. The votes cast were as follows:

15,765,893 votes	FOR the proposal
5,062,991 votes	AGAINST the proposal
1,979,940 votes	ABSTAIN
1 vote	Broker Non-Votes

4.                   Proposal 4 - Adjournment. The approval of an adjournment of the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, Proposal 2. The votes cast were as follows:

10,985,275 votes	FOR the proposal
11,498,187 votes	AGAINST the proposal
325,362 votes	ABSTAIN
1 vote	Broker Non-Votes

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 9, 2022	OpGen, Inc.

	By:	/s/ Oliver Schacht
		Name:	Oliver Schacht
		Title:	Chief Executive Officer